                                                                   EXHIBIT 10.25

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                          CATSKILL DEVELOPMENT, L.L.C.
                                       and
                       MONTICELLO RACEWAY MANAGEMENT, INC.

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                        TERMINATION OF AGREEMENT OF LEASE

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This instrument affects real and personal property situated,  lying and being in the Village of Monticello,  Town of Thompson,  County of Sullivan,  State of New
York, known as follows:

Section 101,  Block 1, Lot 1.1
Section 101,  Block 1, Lot 1.3
Section 102, Block 4, Lot 1
Section 12, Block 1, Lot 37.6
Section 12, Block 1, Lot 46.2
Section 12, Block 1, Lot 48
Section 12, Block 1, Lot 64

RECORD AND RETURN TO:

Latham & Watkins LLP
885 Third Avenue, Suite 1000
New York, New York 10022-4802

Attn: Mark Leskiw

Latham & Watkins File No.: 038294-0001

                        TERMINATION OF AGREEMENT OF LEASE

            THIS TERMINATION OF AGREEMENT OF LEASE (the  "TERMINATION")  is made and entered  into as of July 26,  2004 (the  "EFFECTIVE  DATE"),  by and between
CATSKILL  DEVELOPMENT,  L.L.C.,  a New York  limited  liability  company,  whose address  is c/o  Monticello  Raceway,  Route  17B,  Monticello,  New York  12701
("CATSKILL"),  and MONTICELLO RACEWAY MANAGEMENT,  INC., a New York corporation, whose address is c/o Monticello Raceway,  Route 17B, Monticello,  New York 12701
("MRMI").  This  Termination  is entered into with  reference  to the  following facts:

            A. On October 29, 2003,  Catskill and MRMI entered into that certain
Agreement of Lease,  as amended by Amendment No. 1 to Agreement of Lease,  dated as of January 12, 2004 and further  amended by  Amendment  No. 2 to Agreement of
Lease,  dated as of July 26, 2004 (as amended,  the "AGREEMENT"),  affecting the real property described on EXHIBIT A (the "Premises").

            B. A memorandum of this Agreement was recorded on  ______________ in the  Official  Records  of  Sullivan  County,  at Book  _________________,  Page
________________.

            C.  Catskill is selling  the  premises to MRMI as of the date hereof and the parties desire to terminate the Agreement.

            NOW THEREFORE the parties agree and give notice as follows.

            1.  TERMINATION.  The parties hereby  terminate the  Agreement.  The
Agreement is hereby declared to be of absolutely no force or effect.  Each party hereby releases,  cancels, annuls, rescinds,  discharges,  disclaims, waives and releases  any and all rights and benefits it may have under the  Agreement,  and unconditionally  releases each of the other party(ies) to the Agreement from any and all obligations  under the Agreement except to the extent such  obligations, if  any,  survive  termination  of the  Agreement  by  the  terms  thereof.  All obligations  of all parties under the Agreement  have been  performed in full or waived except to the extent such obligations, if any, survive termination of the
Agreement by the terms thereof.

            2.  NO   CONSTRUCTIVE   NOTICE.   Neither  the  Agreement  nor  this
Termination shall be deemed to give any person  constructive notice of any facts or circumstances whatsoever.

            3.  FURTHER  ASSURANCES.  Each party  agrees to execute  any further documentation that any title insurance company shall require in order to further evidence  the  termination  of the  Agreement  or to enable any title  insurance company to issue policy(ies) of title insurance without any reference whatsoever to the Agreement or the rights of any party thereunder.

            4. NO CONDITIONS. This Termination is absolutely unconditional.

            5. PARTIES.  This Termination shall bind and benefit the parties and their  successors  and  assigns,  and may be relied upon by any title  insurance company and any prospective  purchaser,  lessee, or mortgagee of the Premises or any interest therein.

            IN WITNESS WHEREOF, Catskill and MRMI have executed this Termination as of the Effective Date.

            CATSKILL DEVELOPMENT, L.L.C.            MONTICELLO RACEWAY
                                                    MANAGEMENT, INC.

            By: /s/ Morad Tahbaz                    By: /s/ Cliff Ehrlich
            ---------------------------                 ------------------------
            Its:  President                             Its: Sr. Vice President

Attachments:

                        Acknowledgments
                        Exhibit A = Legal Description

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK       )
                        ) SS.:
COUNTY OF NEW YORK      )

            On the 22nd day of July in the year 2004 before me, the undersigned, personally appeared Morad Tahbaz,  personally known to me or proved to me on the basis of satisfactory  evidence to be the individual whose name is subscribed to the within  instrument and  acknowledged  to me that he executed the same in his capacity, and that by his signature on the instrument,  such individual, and the entity upon behalf of which t individual acted, executed the instrument.

                                                       Corrie Peach
                                                       -----------------------
                                                       NOTARY PUBLIC

STATE OF NEW YORK       )
                        ) SS.:
COUNTY OF ________      )

            On the ________ day of  __________________________  in the year 2004
before       me,       the        undersigned,        personally        appeared
__________________________________,  personally  known to me or  proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument,  such individual, and the entity upon behalf of which t individual acted, executed the instrument.

                                                       -----------------------
                                                       NOTARY PUBLIC

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK       )
                        ) SS.:
COUNTY OF SULLIVAN      )

            On July 22, 2004 before me, the undersigned,  a notary public in and for said state,  personally  appeared CLIFF EHRLICH,  personally  known to me or proved to me on the basis of  satisfactory  evidence to be the individual  whose name is  subscribed  to the within  instrument  and  acknowledged  to me that he executed the same in his capaccity, and that by his signature on the instrument, the  individual,  or the  person  upon  behalf  of which the  individual  acted, executed the instrument.

                                               Donna J. Bradbury
                                               ----------------------------
                                               Notary Public

                                    EXHIBIT A

                                LEGAL DESCRIPTION

All that certain plot, piece of parcel of land lying and being in the Village of
Monticello,  Town of  Thompson,  County of Sullivan  and State of New York being more particularly bounded and described and designated as Parcels No. 1 and 2 on the Final Revised  Subdivision  Plat of Lands of Catskill  Development,  L.L.C.,
dated May 25, 1999, made by T.M. Depuy, Engineering & Land Surveying,  P.C., and filed in the Office of the Sullivan  County Clerk on February 4, 2000 as Map No.
8-271, together with and subject to easements as shown thereon.

TOGETHER WITH, that certain 3.62 acre parcel in the Village of Monticello,  Town of  Thompson,  County  of  Sullivan  and  State  of New York  more  particularly described as:

BEGINNING at a concrete  highway  monument  found on the east bounds of New York
State Route  17-Quickway,  said point of beginning  being the southwest comer of lands of Lofkowitz  as described in Liber 724 of Deeds at Page 1121,  said point of beginning being on the northerly line of the premises originally described in
Liber 552 of Deeds at Page 314; and

RUNNING  THENCE from said place of  beginning  South 66 degrees 14 minutes  East
174.92 feet leaving said  highway  bounds and passing  along the South bounds of lands of said  Leikowitz  to a point on the west  bounds of County  Road No. 174
(formerly N.Y.S. Route 17);

THENCE the  following  courses and distances  along the westerly  bounds of said
County Road:

South 18 degrees 07 minutes East 350.00 feet;

South 29 degrees 25 minutes East 200.00  feet;

South 44 degrees 22 minutes East 610.00  feet;

South 33 degrees 08 minutes East 231.79 feet; and

South 18 degrees 46 minutes 125.00 feet to a point on the easterly bounds of New
York State Route 17-Quickway;

THENCE  the  following   courses  and  distances  along  said  Quickway  bounds:

North 46 degrees 41 minutes  West  531.00  feet to a concrete  highway  monument found;

North 40 degrees 20 minutes  West  363.11  feet to a concrete  highway  monument found;

North 32 degrees 00 minutes  West  403.67  feet to a concrete  highway  monument found;

North 21 degrees 46 minutes  West  289.81  feet to a concrete  highway  monument found; and

North 13 degrees 46 minutes West 75.43 feet to the point or place of BEGINNING.

Containing  3.62 acres of land,  as surveyed by George H. Fulton,  Licensed Land
Surveyor, in February, 1995.